UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2024

Osprey Bitcoin Trust

(Exact name of registrant as specified in charter)

Delaware	000-56307	83-2424407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1241 Post Road, 2nd Floor

Fairfield, Connecticut 06824

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 214-4697

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 Other Events

On January 11, 2024, Osprey Bitcoin Trust (the “Trust”) announced that the Trust has commenced a tender offer (the “Offer”) to purchase for cash up to 20% or 1,668,107 outstanding common units of fractional undivided beneficial interest (the “Units”) at net asset value, less any applicable withholding taxes and fees payable to Osprey Funds, LLC, the sponsor of the Trust. The Offer is subject to certain terms and conditions described in the offer to purchase, dated January 11, 2024 (together with any amendments or supplements thereto, the “Offer to Purchase”) and the related letter of transmittal (together with any amendments or supplements thereto, the “Letter of Transmittal”). The Offer will expire at the end of the day on Friday, February 9, 2024, at 12:00 midnight, New York City time, unless the Trust extends the Offer or the Offer is earlier terminated. A copy of the announcement is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this report and the exhibit hereto describing the Offer is for informational purposes only and does not constitute an offer to buy or the solicitation of an offer to sell Units in the Offer. The Offer is being made only pursuant to the Offer to Purchase, the Letter of Transmittal and the related materials that the Trust is filing with the U.S. Securities and Exchange Commission (the “SEC”), and will distribute to its unitholders, as they may be amended or supplemented. Unitholders should read such Offer to Purchase, Letter of Transmittal, and related materials carefully and in their entirety because they contain important information, including the various terms and conditions of the Offer. Unitholders may obtain a free copy of the tender offer statement on Schedule TO, the Offer to Purchase, the Letter of Transmittal and the related materials that the Trust is filing with the SEC from the SEC’s website at www.sec.gov.

Unitholders will also be able to obtain a copy of these documents, without charge, from Morrow Sodali LLC (“Morrow Sodali”), the information agent for the Offer, toll free at (800) 662-5200 for individuals and (203) 658-9400 for banks and brokers. Unitholders are urged to carefully read all of these materials prior to making any decision with respect to the Offer. Unitholders and investors who have questions or need assistance may call Morrow Sodali.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Osprey Bitcoin Trust announcement dated January 11, 2024
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2024	Osprey Funds, LLC as Sponsor of Osprey Bitcoin Trust (OBTC)

	By:	/s/ Gregory D. King
	Name:	Gregory D. King
	Title:	Chief Executive Officer